UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

Medicine Man Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36868	46-5289499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:   None

Item 1.01. Entry Into a Material Definitive Agreement.

On June 5, 2019, Medicine Man Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”). Pursuant to the Purchase Agreement, the Company agreed to sell to the Investor and the Investor agreed to purchase, in a private placement, up to 7,000,000 shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a price of $2.00 per share and warrants (the “Warrants”) to purchase 100% of the number of Common Shares sold. The Warrants are for a term of three years and are exercisable at a price of $3.50. The Warrants and the Common Shares are sometimes referred to herein as the “Securities”. At the initial closing on June 5, 2019, (the “Initial Closing”) the Company issued and sold 1,500,000 Common Shares and warrants to purchase 1,500,000 shares of Common Stock, for gross proceeds of $3,000,000.

The Purchase Agreement contemplates the sale of additional shares of Common Stock, subject to certain closing conditions set forth in the Purchase Agreement, as follows: (A) 3,500,000 shares of common stock and warrants to purchase 3,500,000 shares of Common Stock at a second closing to be held on or before July 15, 2019; (B) 1,000,000 shares of common stock and warrants to purchase 1,000,000 shares of Common Stock at a third closing; and (C) 1,000,000 shares of common stock and warrants to purchase 1,000,000 shares of Common Stock at a fourth closing.

In addition, pursuant to the terms of the Purchase Agreement, the Company agreed to use its best efforts to file a registration statement within one year of the date of the Purchase Agreement to register the Common Shares and shares of Common Stock underlying the Warrants. If such registration statement is not filed within one year, then upon demand, the Company shall file such registration statement as required by the Investor. The Company also granted the Investor piggy back registration rights on any registration statement filed by the Company, other than a registration statement on Form S-8 or Form S-3 and subject to customary underwriter cutbacks.

Pursuant to the Purchase Agreement, the Company also agreed to certain prohibitions on filing registration statements, and future sale and issuance of its Common Stock, subject to certain exceptions and granted the Investor certain rights of participation in future offerings, subject to certain exceptions as set forth in the Purchase Agreement.

The Investor agreed not to sell more than 25% of the Common Shares purchased within one year of the Initial Closing.

The Purchase Agreement provides that in the event of a Public Information Failure as such term is defined in the Purchase Agreement, the Company shall pay to the Investor one percent (or a maximum of eight percent) of the aggregate purchase price on every thirtieth day of such failure until such failure is cured or such failure no longer prevents the Investor from selling such Securities.

In connection with the Purchase Agreement, the Board of Directors of the Company approved board compensation to its directors as follows:

•	Non-employee directors will receive a monthly cash retainer of $6,000
•	Non-employee directors will receive a monthly cash retainer of $2,000 for service on each committee of the Board
•	The Chairman of the Board will receive an additional monthly cash retainer of $8,000

In connection with the sale of the Securities, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering, and/or Rule 506 thereunder.

The foregoing descriptions of the Purchase Agreement and Warrant, do not purport to be complete and are subject to and qualified by reference to the full text of such documents, which are attached as exhibits to this Form 8-K.

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Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Simultaneously with the Initial Closing, Joseph Puglise and Charles Haupt resigned from the Board of Directors of the Company.

Pursuant to the terms of the Purchase Agreement, at the Initial Closing, Justin Dye and Leonardo Riera were appointed to serve as Directors of the Company, with Mr. Dye appointed as Chairman of the Board of Directors, and chair of the Governance Committee and a member of the Company’s Audit and Compensation Committees and Mr. Riera appointed as chair of the Audit Committee and a member of the Compensation and Governance Committees. Simultaneously with their appointments, Mr. Dye was granted stock options to purchase 300,000 shares of common stock exercisable at a price of $3.83 per share and Mr. Riera was granted stock options to purchase 600,000 shares of common stock exercisable at a price of $3.83 per share.

In addition, on June 5, 2019, Robert DeGabrielle was appointed to the Company’s Board of Directors.

Also, effective June 5, 2019, the Board of Directors of the Company approved an increase in the number of shares subject to the Company’s 2017 Equity Incentive Plan to provide for an aggregate of 18,500,000 shares of Common Stock to be awarded to employees at the discretion of the Board of Directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2019, the Board of Directors approved an amendment to its Bylaws, as amended. The amendment provides that a vote of at least four of the Company’s directors shall be required with respect to certain actions that may be taken by the Company or its subsidiaries. A copy of the amendment is attached as Exhibit 3.1 hereto.

Item 8.01 Other Events.

On June 6, 2019, the Company issued a press release regarding the execution of the Purchase Agreement with respect to the private placement. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amendment to Bylaws
4.1	Warrant
10.1	Securities Purchase Agreement
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Medicine Man Technologies, Inc.

Date: June 6, 2019	By:	/s/ Andrew Williams
	Name:	Andrew Williams
	Title:	Interim Chief Executive Officer

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